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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2000

                        DUALSTAR TECHNOLOGIES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-25552                   13-3776834
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(State or other jurisdiction         (Commission              (I.R.S. Employer
 of incorporation)                     File No.)             Identification No.)


One Park Avenue, New York, New York                                 10016
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (718) 340-6655
                                                       --------------

                                       N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         The Form 8-K regarding the purchase of ParaComm, Inc. is amended to include ParaComm, Inc.'s unaudited condensed financial statements as of and for the Three-Month Period Ended March 31, 2000.

         On May 11, 2000, pursuant to an Agreement and Plan of Merger, dated as of May 10, 2000 (the "Merger Agreement"), by and among DualStar Technologies Corporation ("DualStar"), ParaComm, Inc. ("ParaComm") and DCI Acquisition Co., ParaComm was merged with and into DCI Acquisition Co., a wholly owned subsidiary of DualStar, with ParaComm as the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, DualStar issued an aggregate of 774,997 shares of its common stock and warrants to purchase 25,000 shares of DualStar common stock as purchase price consideration for ParaComm, which is now a wholly owned subsidiary of DualStar. The warrants are exercisable at $15.00 per share and expire five years after issuance. The Merger Agreement was filed as Exhibit 2.3 to DualStar's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

         DualStar filed audited financial statements of ParaComm for the periods specified in Section 3.05(b) of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as part of DualStar's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 filed with the Securities and Exchange Commission on May 15, 2000 (the "DualStar March 10-Q"). Such financial statements are set forth on pages F-1 through F-12 of the DualStar March 10-Q.

(b) Pro Forma Financial Information.
    --------------------------------

         The Unaudited Condensed Consolidated Pro Forma Balance Sheet as of March 31, 2000 and the Unaudited Condensed Consolidated Pro Forma Statement of Operations for the Nine Months ended March 31, 2000 were filed as Exhibit 99.1 of DualStar's Form 8-K filed with the S.E.C. on July 12, 2000.

 (c) ParaComm, Inc. Financial Information
     ------------------------------------

         The Unaudited Condensed Financial Statements of ParaComm, Inc. as of and for the Three Months ended March 31, 2000 are filed as Exhibit 99.2 hereto.

(d) Exhibits.
    ---------

2.1** Agreement and Plan of Merger dated as of May 10, 2000, by and among DualStar Technologies Corporation, DCI Acquisition Co. and ParaComm, Inc. (incorporated by reference to Exhibit 2.3 of DualStar's Quarterly Report on Form 10-Q filed with the S.E.C. on May 15, 2000).

99.1** Unaudited Condensed Consolidated Pro Forma Financial Statements of
       DualStar Technologies Corporation and Subsidiaries as of and for the Nine-Month Period Ended March 31, 2000 (incorporated by reference to
       Exhibit 99.1 of DualStar's Form 8-K filed with the S.E.C. on July 12,
       2000).

99.2 * Unaudited Condensed Financial Statements of ParaComm, Inc. as of and for Three-Month Period Ended March 31, 2000.

     ----------
     *   Filed herewith.
     **  Previously filed.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DUALSTAR TECHNOLOGIES CORPORATION
                               Registrant

                               By:  /s/ ROBERT BIRNBACH
                                    -------------------
                                    Name: Robert Birnbach
                                    Title: Secretary, Executive Vice President
                                           & Chief Financial Officer

 Date: August 8, 2001